Exhibit 99.1

Cryoport Reports Fire Damage at MVE’s New Prague Facility

NASHVILLE, Tennessee, January 31, 2022 - Cryoport, Inc. (Nasdaq: CYRX) (“Cryoport” or the “Company”), a global leader in temperature-controlled supply chain solutions for the life sciences industry, today reports that on January 25, 2022, a fire occurred at the MVE Biological Solutions manufacturing facility located in New Prague, Minnesota. The New Prague facility manufactures aluminum dewars and is one of MVE Biological Solutions’ three global manufacturing facilities. There were no injuries reported and damage was limited to a portion of the facility.

As a consequence of the fire damage, the New Prague manufacturing operations will be curtailed on an interim basis until the necessary repairs are completed. The completion date for the repairs has not yet been determined, but the process is underway, to limit delivery delays of aluminum dewars manufactured in the New Prague facility to customers.

While Cryoport anticipates that the reduced operations at the New Prague facility will adversely affect Cryoport’s financial results for the first, and possibly second quarter of 2022, Cryoport does expect that a significant share of the loss resulting from the fire damage will be covered by its property and business interruption insurances.

Cryoport continues to assess the impact of the fire on operations and will provide any further material updates on the situation as they become available.

About Cryoport, Inc

Cryoport, Inc. (Nasdaq: CYRX), headquartered in Nashville, TN, is a global leader in temperature-controlled supply chain solutions for the life sciences industry supporting life-saving cell and gene therapies across the clinical and commercial spectrum. With 33 strategic locations covering the Americas, EMEA (Europe, the Middle East and Africa) and APAC (Asia Pacific), Cryoport’s global platform provides mission-critical solutions, services, and products to Biopharma, Animal Health and Reproductive Medicine customers worldwide. In addition to its standard setting supply chain solutions, Cryoport is the world’s largest manufacturer of cryogenic systems and one of the largest life science-focused specialty couriers. As of September 30, 2021, Cryoport supported eight commercial cell and gene therapies and 582 regenerative medicine clinical trials globally, with 70 of these trials in Phase 3.

For more information, visit www.cryoport.com or follow @cryoport on Twitter at www.twitter.com/cryoport for live updates.

Forward-Looking Statements

Statements in this press release which are not purely historical, including statements regarding the Company’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, those related to the Company’s industry, business, plans, strategy, acquisitions, including CRYOPDP and MVE Biological Solutions, financial results and financial condition. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with the effect of changing economic conditions, trends in the products markets, variations in the Company’s cash flow, market acceptance risks, and technical development risks. The Company’s business could be affected by a number of other factors, including the risk factors discussed in the Company’s Securities and Exchange Commission (“SEC”) reports including, but not limited to, the Company’s Annual Report on Form 10-K for the three and twelve months ended December 31, 2020 and any subsequent filings with the SEC. The forward-looking statements contained in this press release speak only as of the date hereof and the Company cautions investors not to place undue reliance on these forward-looking statements. Except as required by law, the Company disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this press release.

Cryoport Investor Contacts:

Todd Fromer

KCSA Strategic Communication

tfromer@kcsa.com

P: 1-212-896-1215

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